EXHIBIT 99(A)
                              CERTIFICATE OF MERGER
                                       OF
                               UNITY BANCORP, INC.
                            (A DELAWARE CORPORATION)

                                      INTO

                                 UB NEWCO CORP.
                           (A NEW JERSEY CORPORATION)

      Pursuant to the provisions of Chapter 10 of the New Jersey Business Corporation Act (Title 14A of the New Jersey Statutes) and pursuant to Section 252 of the Delaware General Corporation Law, Unity Bancorp, Inc., a Delaware Corporation ("UNITY") and UB Newco Corp., a New Jersey corporation ("UB") adopt this Certificate of Merger for the purpose of merging Unity with and into UB, with UB being the surviving corporation under the name Unity Bancorp, Inc.

      1. The surviving corporation shall be UB Newco Corp. The name of the surviving corporation shall be hereby amended to UNITY BANCORP, INC., a New Jersey corporation.

      2. The Agreement and Plan of Merger ("Plan of Merger") setting forth the terms and conditions of the merger of Unity into UB is attached to this Certificate as Exhibit A.

      3. UB has authorized capital stock consisting of 13,000,000 shares, of which 12,500,000 are common stock, no par value, and 500,000 are preferred shares. One share of common stock is outstanding and entitled to vote on the Plan of Merger. All shares were voted in favor of the Plan of Merger by the unanimous consent of shareholders on June 20th, 2002.

      4. Unity has authorized capital stock consisting of 8,000,000 shares, of which 7,500,000 are common stock having no par value, of which 5,213,474 shares are outstanding, and 500,000 are preferred shares authorized, of which 6,000 shares are outstanding. Holders of the common stock were entitled to vote on the Plan of Merger. At the Annual Meeting of Shareholders held on May 16, 2002, 2,711,244 shares voted in favor of the Plan of Merger, and 495,331 shares voted against the Plan of Merger.

      5. The Plan of Merger has been approved, adopted, certified, executed and acknowledged by each of UB and Unity in accordance with Section 252 of the Delaware General Corporation Law.

      6. The Agreement of Merger is on file at c/o Unity Bancorp, Inc. 64 Old Highway 22, Clinton, New Jersey 08809.

      7. The executed Agreement of Merger is on file at the office of UB. Upon request, a copy of the Agreement of Merger will be sent to any stockholder at no cost to the stockholder of Unity or UB.

      8. UB hereby agrees that it may be served by service of process in the State of Delaware in any proceeding for enforcement of any obligation of any constituent corporation of the State of Delaware, as well as for enforcement of any obligation of UB or Unity arising from the merger. The Secretary of State of Delaware is hereby irrevocably appointed as agent to accept service of process on behalf of Unity in any such suit or other proceedings. A copy of such process shall be mailed to: Unity Bancorp, Inc., 64 Old Highway 22, Clinton, New Jersey 08809.

      9. The Plan of Merger shall be effective on the date of filing of this Certificate of Merger.




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      IN WITNESS WHEREOF, each of the undersigned corporations have caused this
Certificate to be signed and delivered as of June 20th, 2002.



                                   UB NEWCO CORP.


                                   By: /s/ Anthony J. Feraro
                                       ---------------------------
                                   Name: Anthony J. Feraro
                                   Title: President and Chief Executive Officer

                                   UNITY BANCORP, INC.


                                   By: /s/ Anthony J. Feraro
                                       ---------------------------
                                   Name: Anthony J. Feraro
                                   Title: President and Chief Executive Officer











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Exhibit A

                          AGREEMENT AND PLAN OF MERGER
                           BETWEEN UNITY BANCORP, INC.
                                       AND
                                 UB NEWCO CORP.


      THIS AGREEMENT AND PLAN OF MERGER (the "Plan") is entered into as of this 20th day of June, 2002, by UNITY BANCORP, INC., a corporation organized under the laws of the State of Delaware, with its principal office at 64 Old Highway 22, Clinton, New Jersey 08809 (the "Company") and UB NEWCO CORP., a corporation organized under the laws of the state of New Jersey, with its principal office at 64 Old Highway 22, Clinton, New Jersey 08809 ("Newco").

      WHEREAS, the Company desires to change its state of domicile from Delaware to New Jersey (the "Re-Domicile"), because it believes that incorporation under New Jersey's laws will enable the Company to materially decrease certain expenses associated with state corporate requirements; and

      WHEREAS, Newco was formed under the New Jersey Business Corporation Act at the direction of the Company's Board of Directors expressly for the purpose of effecting this Re-Domicile; and

      WHEREAS, N.J.S.A. 14A:10-1 et seq. authorizes Newco and the Company to enter into a plan of merger, to be executed on behalf of each corporation, setting forth the information contained herein and complying with the applicable provisions of the laws of the jurisdictions under which each corporation is organized, and subject to approval of the shareholders of each corporation; and

      WHEREAS, Section 252 of the Delaware General Corporation Law authorizes the merger of the Company with and into Newco pursuant to the manner set forth in this Plan; and

      WHEREAS, the Boards of Directors of the Company and Newco have adopted this Plan pursuant to the applicable provisions of the New Jersey Business Corporation Act and the Delaware General Corporation Law.

      NOW, THEREFORE, the parties hereto agree as follows:

      1.0 Names of th e Corporations

            1.1 Name of Surviving Corporation. Newco shall be the surviving corporation in the merger and shall change its name to Unity Bancorp, Inc. upon consummation of the merger.

            1.2 Name of Merging Corporation. The name and address of the merging and not-surviving corporation is: Unity Bancorp, Inc., 64 Old Highway 22, Clinton, New Jersey 08809.

            1.3 Names and Address of Directors. The names and addresses of the members of the Board of Directors of Newco (prior to and after the merger) and the Company are as follows:

      Frank Ali, Mark S. Brody, Donna S. Butler, David D. Dallas, Robert H. Dallas II, Peter P. DeTommaso, Anthony J. Feraro, James A. Hughes, Charles S. Loring, Samuel Stothoff, Allen Tucker. The address for all directors is c/o Unity Bank, 64 Old Highway 22, Clinton, NJ 08809.

            1.6 Terms and Conditions of Acquisition. The terms and conditions of the acquisition are the terms set forth in Sections 2, 3 and 4 hereof.



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            1.7 Effective Date. The Plan shall become effective upon a date selected by the mutual agreement in writing of the parties hereto (the "Effective Date"). The date so selected shall be within a reasonable period after the conditions set forth in Section 4.0 have been complied with.

            1.8 Other Provisions. The provisions of the Certificate of Incorporation of Newco, as set forth on the Exhibit 1 hereto, are incorporated herein.

      2.0 CAPITALIZATION; TERMS OF ACQUISITION.

            2.1 Capitalization of Newco. Newco is authorized to issue 13,000,000 shares of capital stock; which is comprised of 12,500,000 shares of common stock, no par value, and 500,000 shares of preferred stock, the rights and preferences which may be determined by the Board of Directors (the "Preferred Stock"), of which 103,500 shares of Preferred Stock have been designated 10% Cumulative Convertible Preferred Stock Series A, as described in the Certificate of Incorporation of Newco attached hereto as Exhibit 1. Newco shall not issue any of its shares of Common Stock prior to the Effective Date.

            2.2 Capitalization of the Company. The Company is authorized to issue 8,000,000 shares of capital stock; which is comprised of 7,500,000 shares of common stock, no par value, and 500,000 shares of preferred stock, the rights and preferences which may be determined by the Board of Directors (the "Preferred Stock"), of which 103,500 shares of Preferred Stock have been designated 10% Cumulative Convertible Preferred Stock Series A, as described in Article FOURTH and the Certificate of Designations, as set forth in Exhibit 1. As of May 16, 2002, 5,213,474 shares of Common Stock and 6,000 shares of Preferred Stock were issued and outstanding. In addition, as of December 31, 2001, options to purchase 622,523 shares of Common Stock were reserved for issuance under employee and director stock option plans.

            2.3 Terms of Exchange. Upon the Effective Date, each share of Company Common Stock shall be converted into a share of Newco Common Stock and each share of Company Preferred Stock shall be converted into a share of Newco Preferred Stock (the "Exchange Ratio"), subject to the rights of dissenting shareholders as provided in Section 4 hereof, and, to the extent applicable, each option to purchase shares of Company Common Stock shall be converted into an option to purchase shares of Newco Common Stock at the Exchange Ratio. In addition, Newco shall assume all of the Company's obligations under any outstanding stock option or benefit plan.

      3.0 MODE OF CARRYING INTO EFFECT THE PLAN OF EXCHANGE.

            3.1 Exchange Effective Immediately. Upon the Effective Date, each certificate representing shares of Company Common Stock and Company Preferred Stock shall by virtue of the Plan, and without any action on the part of the holder thereof, be deemed to represent shares of Newco Common Stock and Newco Preferred Stock, respectively, and shall no longer represent the capital stock of the Company.

            3.2 No Exchange of Certificates of Company Stock for Certificates in Newco. All certificates representing Company Common Stock or Company Preferred Stock shall continue to be valid and accepted as evidence of ownership of Newco capital stock after the Effective Date. There is no requirement for Company stockholders to exchange their certificates for certificates of Newco, and no mechanism for such exchange is expected to be established. All new share certificates issued after the Effective Date will bear the name of Newco.

      4.0 CONDITIONS FOR CONSUMMATION OF THE PLAN

      Consummation of the Plan is conditioned upon the following:



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            (a)   Approval of the Plan by the holders of a majority of the
                  outstanding shares of the Company entitled to vote thereon;

            (b) Approval of the Plan by the holders of a majority of the votes cast by the holders of shares of Newco entitled to vote thereon.

      IN WITNESS WHEREOF, the Boards of Directors of Unity Bancorp, Inc. and UB Newco Corp. have authorized the execution of the Plan and caused the Plan to be executed as of the date first written above.

ATTEST:                                           UB NEWCO CORP


                                                  By: Anthony J. Feraro
--------------------------------                      --------------------------
                                                      Name: Anthony J. Feraro
                                                      Title: President and Chief
                                                      Executive Officer

ATTEST:                                           UNITY BANCORP, INC.


                                                  By: Anthony J. Feraro
--------------------------------                      --------------------------
                                                      Name: Anthony J. Feraro
                                                      Title: President and Chief
                                                      Executive Officer

This Agreement and Plan of Merger was adopted by a majority of the outstanding stock of Unity Bancorp, Inc. entitled to vote thereon pursuant to Section 252 of the Delaware General Corporation Law.

UNITY BANCORP, INC.

By: /s/ Anthony J. Feraro
        -----------------
Name: Anthony J. Feraro
Title: President and Chief Executive Officer

This Agreement and Plan of Merger was unanimously adopted by the shareholders of UB Newco, Corp. pursuant to N.J.S.A. 14A:10-1 et seq.

UB NEWCO, CORP.

By: Anthony J. Feraro
    -----------------
Name: Anthony J. Feraro
Title: President and Chief Executive Officer


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